UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 25, 2011
SUPPORT.COM, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	000-30901 (Commission File No.)	94-3282005 (I.R.S. Employer Identification No.)
1900 Seaport Blvd., Third Floor, Redwood City, CA 94063
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:
(650) 556-9440
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)           On May 25, 2011, Support.com stockholders approved the adoption of the Support.com 2011 Employee Stock Purchase Plan (the “ESPP”).  The purpose of the ESPP is to provide employees of Support.com and its designated subsidiaries and affiliates, including named executive officers, with an opportunity to purchase Support.com common stock and, therefore, to have an additional incentive to contribute to the prosperity of Support.com.

The aggregate number of shares that may be issued under the ESPP is 1,000,000 shares of common stock, which may be authorized but unissued or reacquired shares, or any combination thereof, subject to proportionate adjustment in certain circumstances.

Item 5.07     Submission of Matters to a Vote of Security Holders.

(a)           On May 25, 2011, Support.com held its Annual Meeting of Stockholders.

(b)           At the Annual Meeting, five proposals were acted upon by the stockholders. The number of votes cast for, against, or withheld as to each such proposal or nominee, as well as the number of abstentions and broker non-votes as to each such proposal or nominee, have been certified and are set forth below:

Voting Results for 2011 Annual Meeting

Vote Item	Nominee	For	Withheld	Against	Broker Nonvote
1. Election of Directors [All elected]	Shawn Farshchi	37,206,405	764,455	0	6,808,311
	Mark Fries	37,531,015	439,845	0	6,808,311
	Michael Linton	37,205,602	765,258	0	6,808,311
	J. Martin O’Malley	37,523,015	447,845	0	6,808,311
	Joshua Pickus	37,595,015	375,845	0	6,808,311
	Toni Portmann	37,531,015	439,845	0	6,808,311
	Jim Stephens	37,206,405	764,455	0	6,808,311

Vote Item	Details	For	Against	Abstain	Broker Nonvote
2. Approval, on an Advisory Basis, of the Compensation of Support.com’s Named Executive Officers [Approved]	The “say-on-pay” proposal addresses our overall philosophy, policies and practices relating to compensation of our Named Executive Officers.	36,062,684	732,820	1,175,356	6,808,311
Vote Item	One Year	Two Years	Three Years	Abstain	Broker Nonvote
3. Approval, on an Advisory Basis, of the Frequency of Future Advisory Votes on the Compensation of Support.com’s Named Executive Officers [One Year Approved]	25,309,849	58,067	11,445,498	1,157,446	-
Vote Item	Details	For	Against	Abstain	Broker Nonvote
4. Adoption and Approval of the 2011 Employee Stock Purchase Plan [Adopted and Approved]	The Employee Stock Purchase Plan will provide an initial pool of 1,000,000 shares of common stock for future issuance to employees.	36,581,974	208,453	1,180,433	6,808,311

Vote Item	Details	For	Against	Abstain	Broker Nonvote
5. Ratification of Auditor [Ratified]	Ernst & Young LLP	44,640,566	106,935	31,670	-

(c)           Not applicable.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

4.1  Support.com, Inc. Employee Stock Purchase Plan (Incorporated by reference to Annex A to the Registrant’s definitive proxy statement for the Registrant’s 2011 annual meeting of stockholders filed with the Securities and Exchange Commission on April 15, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2011

SUPPORT.COM, INC.

By:	/s/ Shelly Schaffer
Name:	Shelly Schaffer
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Support.com, Inc. 2011 Employee Stock Purchase Plan